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On March 25, 2019, Newmont Mining Corporation (“Newmont”) posted on its website, www.newmont.com, a presentation entitled “Newmont Goldcorp update” discussing Newmont’s proposed arrangement with Goldcorp Inc. (the “Newmont Goldcorp combination”) and the Nevada joint venture announced with Barrick Gold Corporation on March 11, 2019.  A copy of the presentation is included below.

Also on March 25, 2019, Newmont issued a press release announcing a conditional special dividend of $0.88 per share with a record date prior to completion of the Newmont Goldcorp combination and that Mexico’s Competition Commission approved the Newmont Goldcorp combination without conditions.  A copy of the press release is included below.

The following is a copy of the “Newmont Goldcorp update” presentation:

Newmont Goldcorp update March 25, 2019

Cautionary statement Cautionary statement regarding forward looking statements: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this presentation may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed Newmont Goldcorp transaction”) and the expected terms, timing and closing of the proposed Newmont Goldcorp transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and Newmont Goldcorp synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and saving; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average internal rate of return, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; (xiv) estimates of future closure costs and liabilities; and (xv) expectations regarding the Nevada joint venture between Newmont and Barrick (the “Nevada JV” or the “Nevada joint venture”), including expectations regarding closing of the joint venture, value accretion, joint venture synergies and the benefits thereof. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed Newmont Goldcorp transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed Newmont Goldcorp transaction by their stockholders required to consummate the proposed Newmont Goldcorp transaction and the timing of the closing of the proposed Newmont Goldcorp transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed Newmont Goldcorp transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; the risk associated with the closing of the Nevada joint venture transaction and ability to achieve the anticipated synergies and value-creation contemplated by the proposed Nevada joint venture transaction; unanticipated difficulties or expenditures relating to the transactions, the response of business partners and retention as a result of the announcement and pendency of the transactions; potential volatility in the price of Newmont common stock due to the proposed transactions; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this presentation or made by Goldcorp outside of this presentation. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this presentation or made by Newmont outside of this presentation. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 2

Additional information Additional information about the Newmont Goldcorp transaction and where to find it This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed Newmont Goldcorp transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed Newmont Goldcorp transaction. In connection with the proposed Newmont Goldcorp transaction, the Company filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11. Additionally, the Company has filed will file other relevant materials in connection with the proposed Newmont Goldcorp transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed Newmont Goldcorp transaction and any other relevant materials carefully in their entirety before making any voting or investment decision with respect to the proposed Newmont Goldcorp transaction because they contain and will contain important information about the proposed Newmont Goldcorp transaction and the parties to the transaction. The definitive proxy statement was mailed to the Company’s stockholders. Stockholders of the Company are and will be able to obtain a copy of the proxy statement, the filings with the SEC that have and will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed Newmont Goldcorp transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp will be available free of charge at the SEC’s website at www.sec.gov. Participants in the Newmont Goldcorp transaction solicitation The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Newmont Goldcorp transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed Newmont Goldcorp transaction is set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019, and mailed to stockholders on March 14, 2019. Additional information concerning Goldcorp’s executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available. March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 3

Formation of Nevada JV to unlock significant value

Joint Venture (JV) Terms[1]

- 61.5% Barrick, 38.5% Newmont
- Operator: Barrick
- Board of Directors: representation and voting power will reflect ownership levels
- Technical Advisory, Finance and Exploration committees: equal representation from Barrick and Newmont
- Includes:
  - Cortez, Goldrush, Goldstrike, Turquoise Ridge
  - Carlin, Long Canyon, Phoenix, Twin Creeks
  - All associated processing facilities and other infrastructure
- Closing expected in the coming months
- Barrick to withdraw Newmont acquisition and AGM proposals

BARRICK / NEWMONT

Nevada Joint Venture


Barrick Assets
Newmont Assets

Total synergy value of $4.7B to Barrick and Newmont shareholders[6]

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 4

Newmont Goldcorp strategic combination Creating the world’s leading gold company • Strongest portfolio of operating gold mines, projects, and Reserves in favorable jurisdictions • Proven and scalable operating model Targeting sustainable production of 6 to 7 million* ounces of gold annually1 Industry-leading dividend and investment-grade balance sheet Goldcorp and Newmont shareholder votes scheduled for April 4 and 11, respectively, with closing expected shortly thereafter • • • Value proposition* • $4.4 billion NPV of ($365 million annual) pre-tax synergies, supply chain efficiencies and Full Potential improvements2,3 27% accretive to Newmont’s NAV per share and 34% accretive to 2020 cash flow per share2 • • • Further upside from project optimization, sequencing, exploration, and divestments Stable free cash flow from steady production and improving costs over a decades long horizon * As per Newmont Goldcorp’s latest guidance issued on 4 March 2019; targeted production and value proposition figures included on this slide represent the proposed Newmont Goldcorp transaction, and does not reflect the potential impact of the proposed Newmont and Barrick Nevada joint venture. March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 5

Newmont Goldcorp + JV creates $9.1B of synergies NPV of Pre-Tax Synergies (US $B) JV Synergies6 Newmont Goldcorp Synergies2,3 ($4.4B) $9.1 NAVPS shareholders** Nevada Joint Venture Synergies Supply Chain Full Potential Total Newmont Goldcorp Barrick *$2.9B of synergy value created by Newmont Goldcorp transaction more than offsets $0.6B Nevada JV synergy value shared with Goldcorp; ** Additional detail provided on slide 13 $4.1B of additional value created for Newmont shareholders March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 6 34% Accretive to Newmont $4.7 $4.1 $6.2B Total synergy creation potential $2.1 $1.2 $0.6* $2.9 $2.9 $0.8 $0.4 $0.8 $0.4 $1.3 $0.7

of >$4.4B2 Newmont Goldcorp value creation potential Annual identified cost efficiency and productivity improvements1,3 ($M) $365M $165M Full Potential improvements $100M Total annual improvements Integration planning identified $100M in efficiencies: • $90M procurement efficiencies • $10M inventory and system optimization Supply chain $100M $15M Supply chain Synergies $85M G&A Note: Based on incremental Full Potential benefits for Goldcorp assets of $75 per ounce.3 Value potential remains unchanged after Nevada joint venture6 March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 7

Full Potential improvements to deliver $165M annually1,3 Annual pre-tax cash flows from Full Potential benefits ($M) • Greatest total value potential from processing improvements – productivity, reliability and cost efficiency • Additional value from surface and underground mining initiatives, as well as support cost efficiencies • Further upside potential from implementation of “Critical Few” technology initiatives and application of Newmont’s Strategic Resource Development program March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 8 Benefits by area ($M)

industry leading portfolio* Newmont Goldcorp’s % of combined Reserves4: ~90% in Americas and Australia Cornerstone assets Optimization assets * Subject to closing of Newmont Goldcorp transaction; see Endnote 1 ** Subject to closing of Nevada joint venture with Barrick; see Endnote 1  Goldcorp assets Strongest portfolio of operating mines and Reserves in favorable jurisdictions March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 9 Boddington KCGM Tanami Ahafo Akyem Peñasquito  Pueblo Viejo  Merian Yanacocha Cerro Negro  Nevada JV** Éléonore  Musselwhite  Porcupine  Red Lake  CC&V

Combined pipeline* highlights depth and flexibility

- Newmont Projects
- Goldcorp Projects

Conceptual/ Scoping
- CC&V Underground
- Golden Mile Growth
- Sabajo
- Subika UG Growth
- Cerro Negro Expansion
- Musselwhite Expansion
- Nueva Unión JV Blockcave

Prefeasibility
- Akyem Underground
- Apensu Underground
- Chaquicocha Oxides
- Galore Creek JV
- Century
- Pueblo Viejo Expansion
- Norte Abierto JV

Feasibility
- Nueva Unión JV

Definitive Feasibility
- Ahafo North
- Awonsu
- Tanami Expansion 2
- Yanacocha Sulfides
- Coffee

Execution
- Ahafo Mill Expansion
- Quecher Main
- Tanami Power
- Borden
- Cochenour
- Musselwhite Materials Handling

Targeting IRR of >15%[5]

** Subject to closing of Newmont Goldcorp transaction; see Endnote 1*

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 10

Complementary strengths to deliver long-term value global processes and fit-for-financial discipline March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 11 Values based culture of continuous improvement Performance supported by purpose technology Strong balance sheet and Experienced operational leadership with deep and diverse bench strength Innovation and responsibility across the mining cycle Assets with exploration and optimization potential Portfolio of world-class opportunities Strong stakeholder commitment in mining friendly jurisdictions Create value and improve lives through sustainable and responsible mining Deliver superior operational excellence Sustain a global portfolio of long-life assets Lead the gold sector in profitability and responsibility

Appendix

Significant accretion to Newmont shareholders

Consensus NAV per share accretion to Newmont (%)



Newmont Goldcorp transaction generates ~80% of value creation[1,2,3]
Nevada JV synergies[1,6]
10%
3%
Sharing of $600M of pre-tax synergies
27%
34%
JV Accretion to Newmont Goldcorp
Less: Accretion Attributable to Goldcorp
Accretion to Newmont Shareholders from Goldcorp Transaction Alone
Total Accretion to Newmont Shareholders

Both transactions generate 34% accretion to Newmont shareholders

Note: Newmont NAV per share accretion based on street consensus NAV estimates for Newmont and Goldcorp, Newmont and Barrick street consensus Nevada NPVs and estimated synergies from both the Goldcorp and Nevada joint venture transactions

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 13

Due diligence focus on asset strength and optionality In-person asset and functional diligence   Technical and business due diligence; multiple site visits with senior leaders Operating mines with near-mine exploration upside and revenue stream diversification  Assets located in high-ranking gold districts  Operations achieve stable recoveries in low to mid 90 percent range  All sites are cyanide code-certified Reviews demonstrate further opportunities:  Applying Newmont technical fundamentals  Improving stope performance in underground operations through reducing dilution  Enhancing resource modeling to create greater production predictability  Applying Full Potential program and fit-for-purpose digital initiatives   Providing sulfide concentrate in Nevada for use as heat source Expanding near-mine exploration potential in districts with historically low exploration spend  Leveraging Newmont’s proprietary exploration tools to see through alluvial cover March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 14

Cornerstone Goldcorp assets Peñasquito Cerro Negro Musselwhite Pueblo Viejo March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 15 •Joint venture with Barrick (40 percent equity ownership) •One of the largest gold mines •Expansive resource with reserve conversion potential •Opportunity for mine optimization leveraging Newmont tools •High-margin underground operation in favorable jurisdiction •Mineralization open at depth for 1.2km down plunge from existing reserves •750 square kilometer land position in prospective Greenstone belt •Opportunity to refresh technical fundamentals, utilize Newmont exploration tools •High-grade and margin operation with efficient processing facility •Extensive land package with near-mine and brownfields exploration targets •Favorable jurisdiction with social support •Opportunity to utilize Newmont exploration tools to extend mine life •Large gold-silver deposit with substantial zinc credits •Dynamic mineral system with extensive low-grade and localized high-grade gold •Strong pipeline of early-stage brownfield exploration targets, including JV’s •Full Potential expected to deliver cost and productivity efficiencies

Optimization potential to unlock longer-term value Éléonore Porcupine Red Lake March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 16 •World-class, mature gold district; higher cost operation due to lower grades •Good ground control programs, rock mass, infrastructure and site access •Technical fundamentals refresh could improve grade reconciliation with closer drill spacing and continuous incorporation of data into modeling process •Mature underground operation with more than 31 million ounces produced •Good infrastructure and skilled labor force •Hoyle Pond underground mineralization remains open at depth •Borden electric equipment brings opportunity for technological learnings •Goldcorp’s newest Canadian mine with significant exploration potential •Leading tailings storage facility management •Metallurgical test work suggests ability to improve recoveries •Multiple exploration targets within footprint; opportunity to leverage DSG

Goldcorp projects provide long-term optionality Nueva Union Coffee Norte Abierto March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 17 •World-class gold-copper project in South America; long-life with large resource •Two large deposits combined to improve economics, reduce footprint •Target-rich land tenement on the Maricunga Belt in favorable jurisdiction •Optimization opportunities include automation and caving •Multiple pits provide operational flexibility •Conventional crushed ore heap leach, with low cyanide and lime consumption •Ore leaches rapidly with high gold recovery •Potential development and operational synergies with Galore Creek •Opportunity to develop two Cu porphyry deposits; experienced partner in Teck •Long-life in favorable jurisdiction; brownfields potential at Relincho, La Fortuna •La Fortuna open at depth with potential grade extensions •Opportunity to optimize mine plan leveraging Newmont’s technical expertise production1 Newmont Goldcorp stable long-term Indicative attributable gold production profile* (Moz) 10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 - 2019 2020 2021 2022 2023 2024 2025 * Figures included on this slide represent the proposed Newmont Goldcorp transaction, and do not reflect the potential impact of the proposed Newmont and Barrick Nevada joint venture; **Current projects include: Borden, AME, Quecher Main, Tanami Power; ***Mid-term projects include: Tanami Expansion 2, Yanacocha Sulfides, Ahafo North, and Coffee. The attributable development capital represents the estimates for current and unapproved Mid-term projects from 1/1/2019 – 12/31/2025; †Does not include potential impact from divestitures or project optimization; Metal price assumptions: $1200/oz Au, $16/oz Ag, $1.05/lb Zn, $0.90/lb Pb and $2.50/lb Cu March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 18 Gold Equivalent Production Current projects**Mid-term projects*** Existing assets and sustaining projects Average annual attributable development capital of $600M†

outlook1 Newmont Goldcorp long-term Attributable gold production* (Moz) +/-5% All-in sustaining cost** ($/oz) +/-5% *Figures on this slide do not include impact from the proposed Newmont and Barrick Nevada joint venture, potential divestitures or project optimization **See endnote 7 March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 19

Newmont Goldcorp long-term outlook[a]

Outlook +/- 5%	2019E	2020E	2021E	2022E	2023E	2024E	2025E
Attributable Production[b] (Koz)	7,500	7,400	7,500	7,300	7,300	7,300	6,700
Consolidated CAS ($/oz)	715	720	705	690	630	630	670
Consolidated All-in Sustaining Costs ($/oz)	945	935	890	875	835	810	830
Consolidated Sustaining Capital Expenditures ($M)	1,150	1,050	800	775	900	800	600
Consolidated Development Capital Expenditures ($M)	900	900	975	1,425	675	50	50

[a] The estimates in the table below are considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. See cautionary statement on slide 2. In developing this outlook, Newmont management applied a number of hypothetical assumptions in respect of a number of future matters that impact outlook. For example, 2019 Outlook assumes $1,200/ozAu, $2.50/lbCu, $0.75 USD/AUD exchange rate and $65/barrel WTI. There can be no assurance that such assumptions are correct or that outlook will be achieved. A reconciliation of the 2019 and 2018 Gold AISC outlook to the 2019 and 2018 Gold CAS outlook is provided in the slides which follow. A reconciliation has not been provided for longer-term outlook in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts.

[b] Figures included on this slide represent the proposed Newmont Goldcorp transaction, and do not reflect the potential impact of the proposed Newmont and Barrick Nevada joint venture.

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 20

NAV per share accretion analysis A summary of NAV per share impact to Newmont shareholders under the Newmont Goldcorp combination agreement and Nevada JV is provided below. Outlook, including the estimates in the tables below, are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. (1) Accretion to Newmont shareholders through exchange ratio (i.e., ownership split), which reflects premium paid, before benefits from synergies, supply chain and Full Potential improvements. Accretion generated from the difference between Newmont owning (i) 65% of the combined NAV, and (ii) Newmont contributing ~59% (based on broker consensus estimates) to the combined NAV. The ~6% difference represents $1.3bn of value to Newmont shareholders. Represents NPV based on twenty-year projection period and a 5% discount rate (consistent with Barrick’s method for calculating the Nevada JV synergies, per Note 6 below). Assumes 50% of synergies are realized in 2019 and 100% thereafter. $85M G&A savings and $15M supply chain savings. $90M procurement efficiencies, $10M inventory and system optimization. $80M processing, $70M mining and $15M support / other. Represents Newmont shareholders’ share of estimated Nevada JV synergies. Estimated Nevada JV synergies are based upon disclosed Barrick estimates. The NPV of pre-tax synergies were projected by Barrick over a twenty year period, assuming consensus commodity prices and a 5% discount rate. Newmont is not affirming or adopting any statements, disclosures or reports attributed to Barrick. (2) (3) (4) (5) (6) March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 21 Accretion to Newmont Shareholders Base Impact from Goldcorp Transaction1 Synergies ($100M/year)2,3 Supply Chain ($100M/year)2,4 Full Potential ($165M/year)2,5 Subtotal: Goldcorp Transaction Nevada JV Synergies6 Total to Newmont Shareholders After-TaxAfter-Tax NPV toNAV NEMPer Share US$ Billions% Accretion $1.3+10% $0.6+5% $0.6+5% $1.0+8% $3.4+27% $0.8+6% $4.3+34%

Reconciliation: Paulson and Newmont NAV analysis

A reconciliation of NAV per share impact to Newmont shareholders under the Newmont Goldcorp combination agreement and Nevada JV, from the perspective of Paulson & Co. (Paulson) to the perspective of Newmont management is provided below. Outlook, including the estimates in the tables below, are considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.

	NPV to NEM	NAV Per Share[7]	Accretion to NAV Per Share
	US$ Billions	US$ / Share	% Accretion
Paulson's Estimate of Net Value Loss[1]	$ (0.4)	$ (0.75)[8]	-3%
Base Impact from Goldcorp Transaction			
NAV Accretion from Exchange Ratio[2]	$ 1.3	$ 2.40	+10%
Add Back Premium Offered to Goldcorp[3]	$ 1.6	$ 2.87	+12%
Impact from Goldcorp and JV Synergies			
Adjustment to Goldcorp Synergies (Pre-Tax)[4]	$ 1.1	$ 2.04	+9%
Adjustment to JV Synergies (Pre-Tax)[5]	$ 1.8	$ 3.38	+14%
Taxes Applicable to Goldcorp and JV Synergies[6]	$ (1.0)	$ (1.88)	-8%
Total to Newmont Shareholders (After-Tax)	**$ 4.3**	**$ 8.05**	**+34%**

(1) Based on letter from Paulson dated March 21, 2019; represents the difference between Paulson's estimate of Net Attributable Value from the Goldcorp transaction (+$217M) and Paulson's estimate of Goldcorp's share of Attributable Nevada Synergy (-$633M)

(2) Accretion to Newmont shareholders through exchange ratio (i.e., ownership split), which reflects premium paid, before benefits from synergies, supply chain and Full Potential improvements. Accretion generated from the difference between (i) Newmont owning 65% of the combined NAV, and (ii) Newmont contributing ~59% (based on broker consensus estimates) to the combined NAV. The ~6% difference represents $1.3bn of value to Newmont shareholders.

(3) As premium is reflected in the exchange ratio (see note above), the $1.6bn premium that was a deduction in the Paulson analysis is added back.

(4) 65% (i.e., Newmont's share) of the difference between (i) Newmont's estimate of $4.4bn (pre-tax) based on $365mm per year for 20 years and a 5% discount rate (consistent with Barrick's and Paulson's method for calculating the Nevada JV synergies), and (ii) Paulson's estimate of $2.7bn (pre-tax).

(5) The sum of (i) $0.6bn (pre-tax) of attributable Nevada JV synergy to Goldcorp that was a deduction in the Paulson analysis, and (ii) $1.2bn (pre-tax) of attributable Nevada JV synergy to Newmont that was excluded in the Paulson analysis, is added back.

(6) The Paulson analysis is based on pre-tax synergies, while the Newmont analysis is based on after-tax.

(7) Based on 536mm shares outstanding.

(8) Different from the -$0.78/share referenced in the Paulson analysis due to rounding differences in underlying shares outstanding and PF Newmont Goldcorp ownership split.

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 22

All-in sustaining costs Newmont has developed a metric that expands on GAAP measures, such as cost of goods sold, and non-GAAP measures, such as Costs applicable to sales per ounce, to provide visibility into the economics of our mining operations related to expenditures, operating performance and the ability to generate cash flow from our continuing operations. Current GAAP measures used in the mining industry, such as cost of goods sold, do not capture all of the expenditures incurred to discover, develop and sustain production. Therefore, we believe that all-in sustaining costs is a non-GAAP measure that provides additional information to management, investors, and analysts that aid in the understanding of the economics of our operations and performance compared to other producers and provides investors visibility by better defining the total costs associated with production. All-in sustaining cost (“AISC”) amounts are intended to provide additional information only and do not have any standardized meaning prescribed by GAAP and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. The measures are not necessarily indicative of operating profit or cash flow from operations as determined under GAAP. Other companies may calculate these measures differently as a result of differences in the underlying accounting principles, policies applied and in accounting frameworks such as in International Financial Reporting Standards (“IFRS”), or by reflecting the benefit from selling non-gold metals as a reduction to AISC. Differences may also arise related to definitional differences of sustaining versus development (i.e. non-sustaining) capital activities based upon each company’s internal policies. The Company recently revised its calculation of AISC to exclude development expenditures related to developing new or major projects at existing operations where these projects will materially benefit the operation included in Advanced projects, research and development and Exploration amounts presented in the Consolidated Statements of Operations. The following disclosure provides information regarding the adjustments made in determining the all-in sustaining costs measure: Costs applicable to sales. Includes all direct and indirect costs related to current production incurred to execute the current mine plan. We exclude certain exceptional or unusual amounts from Costs applicable to sales (CAS), such as significant revisions to recovery amounts. CAS includes by-product credits from certain metals obtained during the process of extracting and processing the primary ore-body. CAS is accounted for on an accrual basis and excludes Depreciation and amortization and Reclamation and remediation, which is consistent with our presentation of CAS on the Consolidated Statements of Operations. In determining AISC, only the CAS associated with producing and selling an ounce of gold is included in the measure. Therefore, the amount of gold CAS included in AISC is derived from the CAS presented in the Company’s Consolidated Statements of Operations less the amount of CAS attributable to the production of copper at our Phoenix and Boddington mines. The copper CAS at those mine sites is disclosed in Note 3 to the Consolidated Financial Statements. The allocation of CAS between gold and copper at the Phoenix and Boddington mines is based upon the relative sales value of gold and copper produced during the period. Reclamation costs. Includes accretion expense related to Reclamation liabilities and the amortization of the related Asset Retirement Cost (ARC) for the Company’s operating properties. Accretion related to the Reclamation liabilities and the amortization of the ARC assets for reclamation does not reflect annual cash outflows but are calculated in accordance with GAAP. The accretion and amortization reflect the periodic costs of reclamation associated with current production and are therefore included in the measure. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. Advanced projects, research and development and exploration. Includes incurred expenses related to projects that are designed to sustain current production and exploration. We note that as current resources are depleted, exploration and advanced projects are necessary for us to replace the depleting reserves or enhance the recovery and processing of the current reserves to sustain production at existing operations. As these costs relate to sustaining our production and are considered a continuing cost of a mining company, these costs are included in the AISC measure. These costs are derived from the Advanced projects, research and development and Exploration amounts presented in the Consolidated Statements of Operations less incurred expenses related to the development of new operations, or related to major projects at existing operations where these projects will materially benefit the operation in the future. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. General and administrative. Includes costs related to administrative tasks not directly related to current production, but rather related to support our corporate structure and fulfill our obligations to operate as a public company. Including these expenses in the AISC metric provides visibility of the impact that general and administrative activities have on current operations and profitability on a per ounce basis. Other expense, net. We exclude certain exceptional or unusual expenses from Other expense, net, such as restructuring, as these are not indicative to sustaining our current operations. Furthermore, this adjustment to Other expense, net is also consistent with the nature of the adjustments made to Net income (loss) attributable to Newmont stockholders as disclosed in the Company’s non-GAAP financial measure Adjusted net income (loss). The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. Treatment and refining costs. Includes costs paid to smelters for treatment and refining of our concentrates to produce the salable metal. These costs are presented net as a reduction of Sales on our Consolidated Statements of Operations. Sustaining capital. We determined sustaining capital as those capital expenditures that are necessary to maintain current production and execute the current mine plan. Capital expenditures to develop new operations, or related to major projects at existing operations where these projects will materially benefit the operation, are generally considered non-sustaining or development capital. We determined the classification of sustaining and development (i.e. non-sustaining) capital projects based on a systematic review of our project portfolio in light of the nature of each project. Sustaining capital costs are relevant to the AISC metric as these are needed to maintain the Company’s current operations and provide improved transparency related to our ability to finance these expenditures from current operations. The allocation of these costs to gold and copper is determined using the same allocation used in the allocation of CAS between gold and copper at the Phoenix and Boddington mines. March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 23

All-in sustaining costs – 2019 outlook

A reconciliation of 2019 Gold AISC outlook to the 2019 Gold CAS outlook is provided below. Outlook, including the estimates in the tables below, are considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.

2019 Proforma Outlook - Gold [7,9]	Outlook Estimate [11]
Cost Applicable to Sales [1,2]	$ 5,300
Reclamation Costs [3]	165
Advanced Project and Exploration [4]	190
General and Adminstrative [5]	350
Other Expense	35
Treatment and Refining Costs	75
Sustaining Capital [6]	920
All-in Sustaining Costs [8]	$ 7,050
Ounces (000) Sold [10]	7,450
All-in Sustaining Costs per Oz [8]	$ 945

(1) Excludes *Depreciation and amortization* and *Reclamation and remediation*.

(2) Includes stockpile and leach pad inventory adjustments.

(3) Reclamation costs include operating accretion and amortization of asset retirement costs.

(4) Advanced Project and Exploration excludes non-sustaining advanced projects and exploration.

(5) Includes stock based compensation

(6) Excludes development capital expenditures, capitalized interest and change in accrued capital.

(7) The reconciliation is provided for illustrative purposes in order to better describe management's estimates of the components of the calculation. Estimates for each component of the forward-looking All-in sustaining costs per ounce are independently calculated and, as a result, the total All-in sustaining costs and the All-in sustaining costs per ounce may not sum to the component ranges. While a reconciliation to the most directly comparable GAAP measure has been provided for 2018 AISC Gold Outlook on a consolidated basis, a reconciliation has not been provided on an individual site or project basis in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts.

(8) Reflects revised AISC definition.

(9) All values are presented on a consolidated basis for combined Newmont Goldcorp.

(10) Consolidated production for Yanacocha and Merian is presented on a total production basis for the mine site and excludes production from Pueblo Viejo

(11) Reflects full 12 months of 2019 for production and costs

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 24

All-in sustaining costs – 2020 outlook

A reconciliation of 2020 Gold AISC outlook to the 2020 Gold CAS outlook is provided below. Outlook, including the estimates in the tables below, are considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.

2020 Outlook - Gold [7,9]	Outlook Estimate	
Cost Applicable to Sales [1,2]	$	5,300
Reclamation Costs [3]		140
Advanced Project and Exploration [4]		175
General and Adminstrative [5]		300
Other Expense		25
Treatment and Refining Costs		95
Sustaining Capital [6]		900
All-in Sustaining Costs [8]	$	6,950
Ounces (000) Sold [10]		7,400
All-in Sustaining Costs per Oz [8]	$	935

(1) Excludes *Depreciation and amortization* and *Reclamation and remediation*.
(2) Includes stockpile and leach pad inventory adjustments.
(3) Reclamation costs include operating accretion and amortization of asset retirement costs.
(4) Advanced Project and Exploration excludes non-sustaining advanced projects and exploration.
(5) Includes stock based compensation
(6) Excludes development capital expenditures, capitalized interest and change in accrued capital.
(7) The reconciliation is provided for illustrative purposes in order to better describe management's estimates of the components of the calculation. Estimates for each component of the forward-looking All-in sustaining costs per ounce are independently calculated and, as a result, the total All-in sustaining costs and the All-in sustaining costs per ounce may not sum to the component ranges. While a reconciliation to the most directly comparable GAAP measure has been provided for 2018 AISC Gold Outlook on a consolidated basis, a reconciliation has not been provided on an individual site or project basis in reliance on Item 10(e)(1)(i)(B) of Regulation S-K because such reconciliation is not available without unreasonable efforts.
(8) Reflects revised AISC definition.
(9) All values are presented on a consolidated basis for combined Newmont Goldcorp.
(10) Consolidated production for Yanacocha and Merian is presented on a total production basis for the mine site and excludes production from Pueblo Viejo

March 2019

Newmont Mining Corporation I Newmont Goldcorp update – Slide 25

Endnotes Investors are encouraged to read the information contained in this presentation in conjunction with the following notes, the Cautionary Statement on slide 2 and the factors described under the “Risk Factors” section of the Company’s Form 10-K, filed with the SEC on February 21, 2019 and disclosure in the Company’s other recent SEC filings. 1. Projections used in this presentation are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, net asset value (NAV), net present value (NPV) creation, synergies, future production, Internal rate of return, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed Newmont Goldcorp transaction will close or that the related forward-looking information will prove to be accurate. See cautionary statement on slide 2. Similarly, the proposed NV joint venture also remains subject to closing, receipt of governmental approvals, if required, and satisfaction of the conditions of the implementation agreement between Barrick and Newmont. No assurances can be provided that the Nevada joint venture will close or that the related forward-looking information will prove to be accurate. Value creation potential (or NPV creation) as used in this presentation is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. Value creation potential represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed Newmont Goldcorp transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected value creation potential is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation. Newmont Goldcorp NAV accretion reflects street consensus and Newmont Goldcorp 2020 accretion reflects street consensus forecast of standalone CFPS and $365M in annual pre-tax synergies and other cost savings and improvements Full Potential cost savings or improvements as used in this presentation are considered operating measures provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential savings/improvements estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected Full Potential cost savings or improvements are projections are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual results to differ from current expectations Reserve percentages by jurisdiction are forward looking and assume closing of both the Newmont Goldcorp transaction and the NV joint venture. See note 1. For more information regarding Newmont’s reserves, see the Company’s Annual Report filed with the SEC on February 21, 2019 for the Proven and Probable reserve tables prepared in compliance with the SEC’s Industry Guide 7, which is available at www.sec.gov or on the Company’s website. The reserves percentages represent gold reserves only, are based upon Newmont, Goldcorp and Barrick’s previously published reserve figures. Newmont’s reserves were prepared in compliance with Industry Guide 7 published by the United States SEC. The Goldcorp and Barrick reserve figures are sourced from Goldcorp’s public information. Goldcorp and Barrick’s reserves were prepared in accordance with the Canadian National Instrument 43-101 (“NI 43-101”) pursuant to the requirements of the Canadian securities laws, which differ from the requirements of United States securities laws. The definitions used in NI 43-101 are incorporated by reference from the CIM Definition Standards adopted by CIM Council on May 10, 2014 (the "CIM Definition Standards"). U.S. reporting requirements are governed by the SEC Industry Guide 7, as followed by Newmont. These reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms "Mineral Reserve", "Proven Mineral Reserve" and "Probable Mineral Reserve" are Canadian mining terms as defined in NI 43-101, and these definitions differ from the definitions in Industry Guide 7. Under Industry Guide 7 standards, a "final" or "bankable" feasibility study is typically required to report reserves or cash flow analysis to designate reserves. Further, under Industry Guide 7, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Newmont has not been involved in the preparation of Goldcorp’s or Barrick’s reserve or resource estimates. Accordingly, Newmont assumes no responsibility for such estimates. Investors are reminded that Goldcorp reserve estimates will remain subject to review and adjustment following closing of the Newmont Goldcorp transaction in accordance with Newmont and SEC standards. No assurances can be made that all Goldcorp reserves will be recognized as Newmont reserves. IRR targets on projects are calculated using an assumed $1,200 gold price. Estimated Nevada Joint venture synergies are based upon disclosed Barrick estimates, the NPV of pre-tax synergies were projected by Barrick over a twenty year period, assuming consensus commodity prices and a 5% discount rate. Newmont is not affirming or adopting any statements, disclosures or reports attributed to Barrick. AISC is a non-GAAP financial measure. AISC as used by Newmont is defined as the sum of cost applicable to sales (including all direct and indirect costs related to current gold production incurred to execute on the current mine plan), remediation costs (including operating accretion and amortization of asset retirement costs), G&A, exploration expense, advanced projects and R&D, treatment and refining costs, other expense, net of one-time adjustments and sustaining capital. For a reconciliation of Newmont’s AISC to the nearest GAAP metric (CAS), see slides 24-25. 2. 3. 4. 5. 6. 7. March 2019 Newmont Mining Corporation I Newmont Goldcorp update – Slide 26

The following is a copy of the press release announcing a conditional special dividend and the Mexican Competition Commission approval:

Newmont Announces Conditional Special Dividend

Will pay $0.88 per share with a record date prior to completion of Goldcorp acquisition

DENVER, March 25, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) today announced today that its Board of Directors declared a one-time special dividend of $0.88 per share of common stock, conditional upon approval of the Goldcorp Inc. (NYSE: GG, TSX: G) (Goldcorp) transaction. The dividend will be paid to Newmont shareholders of record as of April 17, 2019 (the record date), which is prior to closing of the proposed Newmont Goldcorp combination. The special dividend is conditional upon the approval by both Newmont’s and Goldcorp’s shareholders of the resolutions to be considered at their shareholder meetings on April 11 and April 4, 2019, respectively, in connection with the proposed transaction. The special dividend will be paid, subject to satisfaction of the conditions, on May 1, 2019. Closing of the Newmont Goldcorp transaction is expected shortly after the two shareholder special meetings if shareholders of both companies approve the resolutions.

The special dividend delivers value to existing Newmont shareholders with an immediate cash payment for a portion of the synergy potential arising from the Nevada joint venture announced with Barrick Gold Corporation (NYSE:GOLD) (TSX:ABX) (Barrick) on March 11, 2019. The dividend will be paid to the holders of Newmont’s currently outstanding shares as of the record date, and not in respect of shares to be issued in connection with the proposed Newmont Goldcorp transaction.

“We are pleased to make this special dividend payable to Newmont’s current shareholders in recognition of the potential synergy value of the Nevada joint venture agreement,” said Gary Goldberg, Chief Executive Officer. “We have continued to engage with, and have listened carefully to, our shareholders, and we are pleased that several of our largest shareholders have expressed their support for the combination with Goldcorp.”

Newmont also announced today that Mexico’s Competition Commission approved the combination of Newmont and Goldcorp without conditions. This follows clearance from the Canadian Competition Bureau and the Korea Fair Trade Commission in February. Newmont and Goldcorp continue cooperating with other regulatory agencies to secure the remaining approvals that are conditions to closing.

The proposed combination with Goldcorp represents a significant value creation opportunity for Newmont’s shareholders, providing the combined company’s shareholders with an unmatched portfolio of world class operations, projects, exploration opportunities, Reserves and talent. Newmont’s Board of Directors continues to unanimously support the transaction with Goldcorp.

Immediately upon the closing of this transaction, Newmont Goldcorp will:

•                  Be accretive to Newmont’s Net Asset Value per share by 27 percent, and 34 percent accretive to the Company’s 2020 cash flow per share;(i)

•                  Begin delivering a combined $365 million in expected annual pre-tax synergies, supply chain efficiencies and Full Potential improvements representing the opportunity to create $4.4 billion in Net Present Value (pre-tax);(ii)

•                  Target 6-7 million ounces of steady-state gold production over a decades-long time horizon;(i)

•                  Have the largest gold Reserves and Resources in the gold sector, including on a per share basis;

•                  Be located in favorable mining jurisdictions and prolific gold districts on four continents;

•                  Deliver the highest dividend among senior gold producers;(iii)

•                  Offer financial flexibility and an investment-grade balance sheet to advance the most promising projects generating a targeted Internal Rate of Return (IRR) of at least 15 percent;(iv)

•                  Feature a deep bench of accomplished business leaders and high-performing technical teams and other talent with extensive mining industry experience; and

•                  Maintain industry leadership in environmental, social and governance performance.

As required by the terms of the Newmont/Goldcorp Arrangement Agreement, Newmont sought and secured Goldcorp’s consent for the payment of this special dividend.

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About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

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Cautionary Statement Regarding Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this press release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and savings; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders, including, statements regarding Newmont’s special dividend, including its record date and payment date; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; (xiv) estimates of future closure costs and liabilities; and (xv) the possible joint venture in Nevada, including the potential synergies, value creation and benefits thereof. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; (viii) the satisfaction of conditions to the special dividend payment; and (ix) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this press release or made by Goldcorp outside of this press release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this press release or made by Newmont outside of this press release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this press release, or to reflect the occurrence

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of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019. Additionally, the Company filed and will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they contain and will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement was mailed to the Company’s stockholders on March 14, 2019. Stockholders of the Company are able to obtain a copy of the proxy statement, the filings with the SEC that have been and will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction are set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019, and mailed to stockholders March 14, 2019. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

Media Contact

Omar Jabara	303.837.5114	omar.jabara@newmont.com

Investor Contact

Jessica Largent	303.837.5484	jessica.largent@newmont.com

(i)  Caution Regarding Projections: Projections used in this release are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, NAV, Net Present Value creation, synergies, expected future production, IRR, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate.

(ii)  Net Present Value (NPV) creation as used in this release is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. NPV creation represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected NPV creation is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.

(iii)  2019 dividends beyond Q1 2019 have not yet been approved or declared by the Board of Directors. Management’s expectations with respect to future dividends or annualized dividends are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Investors are cautioned that such statements with respect to future dividends are non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. As a result, investors should not place undue reliance on such statements.

(iv)  IRR targets on projects are calculated using an assumed $1,200 gold price.

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